UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.        )

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MultiSensor AI Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

MULTISENSOR AI HOLDINGS, INC.

2024 Annual Meeting
Vote by June 16, 2024
11:59 PM ET



MultiSensor AI

MULTISENSOR AI HOLDINGS, INC.
2105 WEST CARDINAL DRIVE
BEAUMONT, TX 77705

V48074-P12749

You invested in MULTISENSOR AI HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2024 at 10:00 AM Central Time.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 17, 2024
10:00 AM, Central Time

Virtually at:
www.virtualshareholdermeeting.com/MSAI2024

*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48075-P12749 1. Election of Directors For Nominees: 01) Margaret Chu 02) Stuart V. Flavin III 03) David Gow 04) Petros Kitsos 05) Reid Ryan 06) Steven Winch 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024. For 3. Approval, for purposes of complying with Nasdaq listing Rule 5635(d), of the issuance of the maximum number of shares of common stock issuable by the Company pursuant to its equity line of credit with B. Riley Principal Capital II, LLC. For 4. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3. For